Intangible Assets, Net - Schedule of Amortization Expenses For the Intangible Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Amortization Expenses for the Intangible Assets [Abstract]
2025	¥ 23,124	$ 3,168
2026	13,249	1,815
2027	10,869	1,489
2028	4,691	643
2029	3,684	505
Thereafter	6,113	837
Total Amortization expenses	¥ 61,730	$ 8,457	¥ 10,862